                                                                    Exhibit 99.2

PART I. FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS

                  BB&T FINANCIAL CORPORATION AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS

                                        SEPTEMBER 30, DECEMBER 31, SEPTEMBER 30,
                                            1994          1993         1993
                                        ------------- ------------ -------------
                                           ($ IN THOUSANDS, EXCEPT PER SHARE)
                ASSETS
Cash and due from banks...............   $   413,707     355,818       342,265
Interest-bearing bank balances........        18,302      79,663        25,404
Federal funds sold....................        15,900      35,050        14,200
Securities available for sale (at fair
 value in 1994, fair value in 1993 of
 $737,611, and $563,127,
 respectively)........................     2,311,390     726,658       549,112
Securities held to maturity (fair
 value of $105,662, $1,722,284, and
 $1,725,318 respectively).............       101,786   1,701,317     1,698,408
Loans.................................     6,986,594   6,688,332     6,145,688
Less allowance for loan losses........        95,344      93,315        89,783
                                         -----------   ---------     ---------
    Net loans.........................     6,891,250   6,595,017     6,055,905
Bank premises and equipment...........       150,233     147,666       130,128
Accrued interest receivable...........        70,764      63,607        66,713
Other assets..........................       214,502     162,602       144,873
                                         -----------   ---------     ---------
    Total assets......................   $10,187,834   9,867,398     9,027,008
                                         ===========   =========     =========
 LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
  Noninterest-bearing.................   $   893,981     861,786       828,228
  Interest-bearing....................     6,602,758   6,704,154     6,050,572
                                         -----------   ---------     ---------
    Total deposits....................     7,496,739   7,565,940     6,878,800
Short-term borrowed funds.............     1,258,768   1,046,789       962,332
Long-term debt........................       490,790     350,736       311,778
Other liabilities.....................       113,986     106,949       101,987
                                         -----------   ---------     ---------
    Total liabilities.................     9,360,283   9,070,414     8,254,897
Shareholders' equity:
Common stock $2.50 par value,
 100,000,000 shares authorized; shares
 issued of 36,519,514, 36,398,619 and
 35,934,365, respectively.............        91,299      90,997        89,836
Paid-in capital.......................       284,940     286,774       276,440
Retained earnings.....................       484,273     425,667       410,561
Less loan to employee stock ownership
 plan.................................         4,419       4,419         4,726
Less unvested restricted stock........         1,908       2,035           --
Net unrealized (losses) on securities
 available for sale...................       (26,634)        --            --
                                         -----------   ---------     ---------
    Total shareholders' equity........       827,551     796,984       772,111
                                         -----------   ---------     ---------
    Total liabilities and
     shareholders' equity.............   $10,187,834   9,867,398     9,027,008
                                         ===========   =========     =========

                  BB&T FINANCIAL CORPORATION AND SUBSIDIARIES

                       CONSOLIDATED STATEMENTS OF INCOME

                                      THREE MONTHS ENDED     NINE MONTHS ENDED
                                         SEPTEMBER 30,         SEPTEMBER 30,
                                     --------------------- ---------------------
                                        1994       1993       1994       1993
                                     ---------- ---------- ---------- ----------
                                         ($ IN THOUSANDS, EXCEPT PER SHARE)
INTEREST INCOME
Interest on loans..................  $  144,631    122,737 $  406,747    353,423
Interest and dividends on securi-
 ties:
  Taxable..........................      28,488     28,671     88,808     84,808
  Tax exempt.......................       1,801      2,403      5,839      7,482
Interest on short-term investments.         624        505      1,998      1,222
                                     ---------- ---------- ---------- ----------
    Total interest income..........     175,544    154,316    503,392    446,935
                                     ---------- ---------- ---------- ----------
INTEREST EXPENSE
Interest on deposits...............      59,217     52,578    168,384    159,763
Interest on short-term borrowed
 funds.............................      13,286      7,278     33,946     17,036
Interest on long-term debt.........       5,642      2,880     15,387      6,870
                                     ---------- ---------- ---------- ----------
    Total interest expense.........      78,145     62,736    217,717    183,669
                                     ---------- ---------- ---------- ----------
NET INTEREST INCOME................      97,399     91,580    285,675    263,266
Provision for loan losses..........         750      4,363      5,250     14,769
                                     ---------- ---------- ---------- ----------
NET INTEREST INCOME AFTER PROVISION
 FOR LOAN LOSSES...................      96,649     87,217    280,425    248,497
                                     ---------- ---------- ---------- ----------
NONINTEREST INCOME
Service charges on deposit ac-
 counts............................      11,279     10,662     33,445     29,504
Other service charges, commissions
 and fees..........................       5,725      4,559     15,928     13,242
Mortgage banking income............       2,875      4,950     11,096     11,990
Gains on sales of securities.......         995        214      2,120      1,476
Trust income.......................       3,185      2,839      9,045      7,950
Insurance commissions..............       3,124      2,767      9,425      7,383
Other operating income.............       6,344      4,680     16,340     14,528
                                     ---------- ---------- ---------- ----------
    Total noninterest income.......      33,527     30,671     97,399     86,073
                                     ---------- ---------- ---------- ----------
NONINTEREST EXPENSE
Salaries and wages.................      32,056     31,414     96,844     87,372
Other personnel expense............       8,495      6,806     25,487     21,102
Net occupancy expense..............       5,932      5,765     17,622     16,186
Furniture and equipment expense....       6,430      6,893     20,093     19,360
Deposit insurance premiums.........       4,156      3,794     12,588     11,301
Other operating expense............      23,100     23,011     71,311     64,610
                                     ---------- ---------- ---------- ----------
    Total noninterest expense......      80,169     77,683    243,945    219,931
                                     ---------- ---------- ---------- ----------
INCOME BEFORE INCOME TAXES.........      50,007     40,205    133,879    114,639
Income taxes.......................      17,800     13,183     46,293     36,678
                                     ---------- ---------- ---------- ----------
NET INCOME.........................  $   32,207     27,022 $   87,586     77,961
                                     ========== ========== ========== ==========
NET INCOME PER SHARE
Primary............................  $      .88        .74 $     2.39       2.21
Fully diluted......................         .88        .74       2.39       2.17
                                     ========== ========== ========== ==========
AVERAGE NUMBER OF SHARES AND
 EQUIVALENT SHARES
Primary............................  36,771,045 36,454,962 36,627,132 35,280,533
Fully diluted......................  36,771,045 36,461,966 36,627,132 36,042,790
                                     ========== ========== ========== ==========

                  BB&T FINANCIAL CORPORATION AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY

                                                                    LOAN TO             NET UNREALIZED
                                                                   EMPLOYEE             GAINS (LOSSES)
                            COMMON                                   STOCK    UNVESTED  ON SECURITIES      TOTAL
                            SHARES     COMMON   PAID-IN  RETAINED  OWNERSHIP RESTRICTED   AVAILABLE    SHAREHOLDERS'
                          OUTSTANDING   STOCK   CAPITAL  EARNINGS    PLAN      STOCK       FOR SALE       EQUITY
                          -----------  -------  -------  --------  --------- ---------- -------------- -------------
                                                    ($ IN THOUSANDS, EXCEPT PER SHARE)
Balance, January 1,
 1993...................  26,311,915   $65,780  187,671  310,395    (2,938)       --           --         560,908
Equity at January 1,
 1993 of pooled
 companies acquired in
 1993 and 1994..........   6,373,015    15,933   29,552   47,637       --         --           --          93,122
                          ----------   -------  -------  -------    ------     ------      -------        -------
Balance, January 1, 1993
 as restated............  32,684,930    81,713  217,223  358,032    (2,938)       --           --         654,030
Net income..............         --        --       --    77,961       --         --           --          77,961
Cash dividends paid
 ($.75 per share).......         --        --       --   (22,519)      --         --           --         (22,519)
Common stock issued by
 pooled companies prior
 to merger..............      92,769       231      873      --        --         --           --           1,104
Cash dividends paid by
 pooled companies prior
 to merger..............         --        --       --    (2,914)      --         --           --          (2,914)
Common stock issued:
 Dividend reinvestment
  plan..................     189,328       473    5,614      --        --         --           --           6,087
 Employee benefit and
  stock option plans....     390,728       977    9,947      --        --         --           --          10,924
 Conversion of deben-
  tures.................   1,916,084     4,790   28,521      --        --         --           --          33,311
 Acquisitions...........     829,344     2,074   21,035      --        --         --           --          23,109
 Offerings..............     507,182     1,268   14,029      --        --         --           --          15,297
Loan to employee stock
 ownership plan.........         --        --       --       --     (1,788)       --           --          (1,788)
Redemption of common
 stock..................    (676,000)   (1,690) (20,801)     --        --         --           --         (22,491)
                          ----------   -------  -------  -------    ------     ------      -------        -------
 Balance, September 30,
  1993..................  35,934,365   $89,836  276,441  410,560    (4,726)       --           --         772,111
                          ==========   =======  =======  =======    ======     ======      =======        =======
Balance, January 1,
 1994...................  32,476,387   $81,191  266,822  401,953    (4,419)    (2,035)         --         743,512
Equity at January 1,
 1994 of pooled company
 acquired in 1994.......   3,922,232     9,806   19,952   23,714       --         --           --          53,472
                          ----------   -------  -------  -------    ------     ------      -------        -------
Balance, January 1, 1994
 as restated............  36,398,619    90,997  286,774  425,667    (4,419)    (2,035)         --         796,984
Adjustment of securities
 available for sale to
 fair value at January
 1......................         --        --       --       --        --         --         9,286          9,286
Net income..............         --        --       --    87,586       --         --           --          87,586
Cash dividends paid
 ($.83 per share).......         --        --       --   (27,920)      --         --           --         (27,920)
Common stock issued by
 pooled company prior to
 merger.................      14,409        36      393      --        --         --           --             429
Cash dividends paid by
 pooled company prior to
 merger.................         --        --       --    (1,060)      --         --           --          (1,060)
Common stock issued:
 Dividend reinvestment
  plan..................      81,495       204    2,142      --        --         --           --           2,346
 Employee benefit and
  stock option plans....     396,149       990    9,610      --        --         --           --          10,600
 Acquisitions...........      73,842       185     (256)     --        --         --           --             (71)
Unvested restricted
 stock..................         --        --       --       --        --         127          --             127
Redemption of common
 stock..................    (445,000)   (1,113) (13,723)     --        --         --           --         (14,836)
Change in net unrealized
 gains (losses) on secu-
 rities available for
 sale...................         --        --       --       --        --         --       (35,920)       (35,920)
                          ----------   -------  -------  -------    ------     ------      -------        -------
 Balance, September 30,
  1994..................  36,519,514   $91,299  284,940  484,273    (4,419)    (1,908)     (26,634)       827,551
                          ==========   =======  =======  =======    ======     ======      =======        =======

                  BB&T FINANCIAL CORPORATION AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                           NINE MONTHS ENDED
                                                             SEPTEMBER 30,
                                                          --------------------
                                                             1994       1993
                                                          ----------  --------
                                                              (THOUSANDS)
CASH FLOWS FROM OPERATING ACTIVITIES
Interest received........................................ $  498,183   442,856
Noninterest income received..............................     86,253    83,995
Interest paid............................................   (216,719) (189,032)
Noninterest expense paid.................................   (225,255) (208,644)
Income taxes paid........................................    (76,883)  (43,304)
                                                          ----------  --------
    Net cash provided by operating activities............     65,579    85,871
                                                          ----------  --------
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales of securities available for sale.....    466,500   166,397
Proceeds from maturities or calls of securities..........    509,162   441,298
Purchase of securities................................... (1,002,694) (782,877)
Net decrease in loans....................................   (307,487) (453,800)
Proceeds from sales of premises and equipment............      3,178     1,181
Purchases of property and equipment......................    (19,093)  (35,127)
Proceeds from sales of foreclosed properties.............      9,428    20,392
Cash of companies acquired, net..........................        --     42,591
Purchase of officers' life insurance policies............        --    (30,000)
Other....................................................        949   (10,198)
                                                          ----------  --------
    Net cash used in investing activities................   (340,057) (640,143)
                                                          ----------  --------
CASH FLOWS FROM FINANCING ACTIVITIES
Net increase (decrease) in demand deposits, interest
 checking and savings accounts...........................   (104,300)   98,925
Net increase (decrease) in certificates of deposit and
 other time deposits.....................................     34,563   (67,163)
Net increase in short-term borrowed funds................    211,980   319,521
Net increase in long-term debt...........................    140,054   201,643
Proceeds from issuance of common stock...................     13,375    31,387
Redemption of common stock...............................    (14,836)  (22,491)
Dividends paid...........................................    (28,980)  (25,433)
                                                          ----------  --------
    Net cash provided by financing activities............    251,856   536,389
                                                          ----------  --------
Net decrease in cash and cash equivalents................    (22,622)  (17,883)
Cash and cash equivalents on January 1...................    470,531   399,752
                                                          ----------  --------
Cash and cash equivalents on September 30................ $  447,909   381,869
                                                          ==========  ========
Supplemental Disclosure of Noncash Investing Activities
Common stock issued:
  Purchased company...................................... $      --     22,298
  Employee benefit plans.................................        --      1,788
  Conversion of debentures...............................        --     33,311
Loans transferred to foreclosed properties............... $   10,522    11,694
                                                          ==========  ========

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

BB&T FINANCIAL CORPORATION AND SUBSIDIARIES

NOTE 2. PENDING MERGERS

  At September 30, 1994, BB&T had an agreement to merge with Commerce Bank of Virginia Beach, Virginia. The merger of Commerce will be accounted for as a pooling-of-interests and approximately 4,000,000 shares of BB&T common stock will be issued for all of the outstanding stock of Commerce. At the end of September, Commerce had total assets of approximately $700 million and shareholders' equity of approximately $47 million.

  On July 29, 1994, BB&T and Southern National Corporation (SNC) of Winston-Salem, North Carolina entered a definitive agreement of merger providing for the merger of the two companies. The merger will be accounted for as a pooling-of-interests. To effect the merger, BB&T shareholders will receive 1.45 shares of common stock of the surviving company for each outstanding share of BB&T common stock and SNC shareholders will receive 1.00 shares for each outstanding share of SNC common stock. At September 30, SNC had total assets of approximately $8.5 billion and total shareholders' equity of approximately $609 million.